Reg. ICA No. 811-7691
                                                           File No. 333-7543
      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 1, 1997



                     U.S. Securities and Exchange Commission

                             Washington, D.C. 20549

                                    FORM N-2


[x]      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[x]               Pre-Effective Amendment No. 1
[ ]                        Post-Effective Amendment No. __
                                                          and/or



[x]      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[x]               Amendment No. 1

THE DESSAUER GLOBAL EQUITY FUND
--------------------------------------------------------------------------------
Exact Name of Registrant as Specified in Charter


225 South Lake Avenue, Suite 777         Pasadena, California  91101
--------------------------------------------------------------------------------
Address of Principal Executive Offices   (Number, Street, City, State, Zip Code)


(818) 795-0039
--------------------------------------------------------------------------------
Registrant's Telephone Number, including Area Code

                                     Kramer, Levin, Naftalis & Frankel
Susan Penry-Williams, Esq.           919 Third Avenue, New York, New York  10022
--------------------------------------------------------------------------------
Name and Address of Agent            (Number, Street, City, State, Zip Code)
for Service

As soon as practicable after the effective date of this  registration  statement
--------------------------------------------------------------------------------
Approximate Date of Proposed Offering

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

It is proposed that this filing will become effective (check appropriate box)

[ ]  when declared effective pursuant to section 8(c)

If appropriate, check the following box:

[ ] This amendment designates a new effective date for a previously filed registration statement.

[ ] This form is filed to register an additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is ____.


        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
--------------------------------------------------------------------------------------------------------------------------
Title of Securities      Amount Being                 Proposed Maximum          Proposed Maximum               Amount of
Being Registered          Registered              Offering Price per Unit  Aggregate Offering Price       Registration Fee
--------------------------------------------------------------------------------------------------------------------------
Common Stock             5,750,000 shares                   $12.50              $71,875,000                $21,825.00


THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

                              CROSS-REFERENCE SHEET

     (Pursuant to Rule 495(a) showing location in the form of Prospectus of the responses to the Items in Part A and location in the form of Prospectus and the Statement of Additional Information of the responses to the Items in Part B of Form N-2).



           Item Number
            Form N-2,
             Part A                 Prospectus Caption
             ------                 ------------------


                1                   Front Cover Page

                2                   Inside Front and Outside Back Cover Page

              3(1)                  Summary of the Company's Expenses

               (2)                  Prospectus Summary

                4                   Not Applicable

                5                   Plan of Distribution

                6                   Not Applicable

                7                   The Company and Its Objectives, Policies and
                                    Risks

              8(1) Prospectus Summary; The Company and Its Objectives, Policies and Risks

               (2)                  The Company and Its Objectives, Policies and
                                    Risks

               (3)                  The Company and Its Objectives, Policies and
                                    Risks

               (4)                  The Company and Its Objectives, Policies and
                                    Risks

               (5)                  Not Applicable

               (6)                  Not Applicable

              9(a)                  Management of the Company

               (b)                  Management of the Company

               (c)                  Management of the Company

               (d)                  Management of the Company

               (e)                  Management of the Company

               (f)                  Management of the Company

              10(1)                 Capital Stock of the Company

               (2)                  Not Applicable

               (3)                  Not Applicable

               (4)                  Taxes

               (5)                  Not Applicable

               (6)                  Not Applicable

               11                   Not Applicable

               12                   Not Applicable

               13                   Table  of  Contents  of  the   Statement  of
                                    Additional Information

     Item Number
      Form N-2,                                         Statement of Additional
       Part B     Prospectus Caption                    Information Caption
     ---------    ------------------                    -------------------


          14      Front Cover Page                      *

          15      Front Cover Page                      *


          16                  *                         Not Applicable


          17     The Company and its Objectives,        *
                 Policies and Risks

          18      Management of the Company             *


          19                  *                         Not Applicable


          20      The Company and  its Objectives,      *
                 Policies and Risks

          21      Portfolio Transactions and Brokerage  *

          22      Tax Matters                           *


          23                  *                         Not Applicable




Part C

         Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PART A

PROSPECTUS



Information   contained  herein  is  subject  to  completion  or  amendment.   A
registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.


                   SUBJECT TO COMPLETION, DATED MARCH __, 1997


                                5,000,000 Shares


                         The Dessauer Global Equity Fund


                          Shares of Beneficial Interest


         The Dessauer Global Equity Fund (the "Fund") is a newly organized non-diversified, closed-end management investment company. The Fund's investment objective is long-term capital appreciation . The Fund will seek to achieve its investment objective by investing primarily in the securities of issuers that it believes are positioned to benefit from growth in the global economy. Generally, the companies in which the Fund intends to invest will be traded in the markets of, or derive a substantial portion of their revenues from business activities within North America (the U.S. and Canada), Western Europe, Asia and Japan. There is no assurance that the Fund will achieve its objectives. See "The Fund and its Objectives and Policies."

         INVESTMENT IN EQUITY SECURITIES OF FOREIGN ISSUERS AND IN SECURITIES DENOMINATED IN FOREIGN CURRENCIES INVOLVES A SIGNIFICANT DEGREE OF RISK. ACCORDINGLY, AN INVESTMENT IN THE FUND INVOLVES SPECIAL CONSIDERATIONS AND RISKS AND SHOULD NOT BE CONSIDERED A COMPLETE INVESTMENT PROGRAM. SEE "RISK FACTORS" COMMENCING ON PAGE O.

         Dessauer Asset Management Company and Guinness Flight Investment Management Limited are the Fund's investment advisers. The address of Dessauer is Orleans/Brewster Office Park Unit #5, New England Drive, Orleans, Massachusetts and its phone number is (508) 225-1651. The address of Guinness Flight in England is Lighterman's Court, 5 Gainesford Street, Tower Bridge, London, England and its phone number is 44-171-522-2100, and its United States address is 225 South Lake Avenue, Suite 777, Pasadena, California and its phone number is (818) 795-0039.

         Prior to this offering, there has been no public market for the shares of beneficial interest (the "Shares") of the Fund. See "Underwriting." The Fund intends to apply for listing of its Shares on the New York Stock Exchange under the symbol "DGE."

         Investors should be aware that shares of closed-end equity funds in the past frequently have traded at a discount to their net asset values. The risk of loss associated with this characteristic of closed-end equity funds may be greater for investors purchasing shares in the initial public offering and expecting to sell such shares soon after the completion thereof.


         The Fund is the first closed-end investment company to contain an automatic conversion feature (the "Automatic Conversion Provision"). The Declaration of Trust provides that beginning after 18 months from the date of the initial public offering, the Fund will automatically convert into an open-end investment company if its Shares close at a 5% or greater discount from the net asset value of the Fund on the last business day of any week and for each of the next 14 business days thereafter. No further approval of the shareholders of the Fund would be necessary.

         The Prospectus sets forth concisely information about the Fund that a prospective investor should consider before investing. Investors are advised to read this Prospectus carefully and to retain it for future reference.

                                  ------------


    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
          PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                                                                   Proceeds to
                           Price to Public       Sales Load (1)     Fund (2)
                           ----------------      --------------     --------

Per Share.................        $12.50           $                     $

Total (3).................      $62,500,000        $                     $


(1) The Fund has agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933. See "Underwriting."
(2) Before deduction of organizational and offering expenses payable by the Fund, estimated to be $______ and $______, respectively, which includes up to $________ to be paid to the Underwriter in partial reimbursement of its expenses. Organizational expenses will be amortized over a period not to exceed 60 months from the date that the Fund commences investment operations. Offering expenses will be deducted from net proceeds.
(3) The Fund has granted to the Underwriter a 45-day option to purchase up to a maximum of 750,000 additional Shares solely to cover over-allotments, if any. If such option is exercised in full, the total Price to Public, Sales Load and Proceeds to Fund will be $_____, $_____ and $______, respectively. See "Underwriting."

                                  ------------

         The Shares are offered by the Underwriter, subject to prior sale, when, as and if delivered to and accepted by the Underwriter, and subject to certain conditions. Delivery of the Shares is expected against payment therefor on or about ___________, 1997, at the offices of Wheat, First Securities, Inc., in Richmond, Virginia.




                           WHEAT FIRST BUTCHER SINGER

               The date of this Prospectus is ___________, 1997.

         IN CONNECTION WITH THIS OFFERING, THE UNDERWRITER MAY OVER-ALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE, MAINTAIN OR OTHERWISE AFFECT THE MARKET PRICE OF THE SHARES AT A LEVEL ABOVE THAT WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH TRANSACTIONS MAY BE EFFECTED ON THE NEW YORK STOCK EXCHANGE, IN THE OVER-THE-COUNTER MARKET OR OTHERWISE. SUCH STABILIZATION, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME. SEE "UNDERWRITING."

                               PROSPECTUS SUMMARY

         The following summary is qualified in its entirety by reference to the more detailed information, including "Risk Factors," included elsewhere in this Prospectus. The discussion in this Prospectus contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), which involve risks and uncertainties and represent the Fund's expectation or beliefs, including, but not limited to, statements concerning the Fund's investment rationale, performance and financial condition. For this purpose, any statements contained in this Prospectus that are not statements of historical fact may be deemed to be forward-looking statements. The Fund desires to take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The Fund wishes to caution readers that actual results and the timing of certain events may differ significantly from the results discussed in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in "Risk Factors" and "Taxes." Unless otherwise indicated, the information in this Prospectus assumes that the Underwriters' over-allotment option will not be exercised.

THE FUND

The Dessauer Global Equity Fund (the "Fund") is a non-diversified closed-end management investment company. The Fund is designed for investors desiring to invest a portion of their assets in the securities of issuers that, in the opinion of Dessauer Asset Management Company ("Dessauer") and Guinness Flight Investment Management Limited ("Guinness Flight"), the Fund's investment advisers, are likely to benefit from a high level of global economic growth. See "Investment Rationale."

INVESTMENT OBJECTIVE

The Fund's investment objective is long-term capital appreciation. The Fund will seek to achieve its investment objective by investing primarily in the securities of issuers that it believes are positioned to benefit from growth in the global economy. Generally, the companies in which the Fund intends to invest will be traded in the markets of, or will derive a substantial portion of their revenues from business activities within, North America (the U.S. and Canada), Western Europe, Asia, and Japan (collectively, the "Major Markets"). Under normal market conditions, the Fund will invest at least 65% of its total assets in a portfolio of equity securities of companies located in at least three different countries. See "The Fund and its Objective and Policies."

Investment in equity securities of foreign issuers and in securities denominated in foreign currencies involves significant risk. Accordingly, an investment in the Fund should be considered as an investment for only a portion of an investor's assets, not as a complete investment program. See "Risk Factors."

THE OFFERING

The Fund is offering 5,000,000 common shares of beneficial interest (the "Shares"), par value $0.01 per Share, at a maximum offering price of $12.50. The Shares are being offered by the underwriter, Wheat, First Securities, Inc. (the "Underwriter"). The Underwriter has been granted a 45-day option to purchase up to 750,000 additional Shares solely to cover over-allotments, if any. The minimum investment in the offering is 100 Shares ($1,250). See "Underwriting."

INVESTMENT ADVISERS

Dessauer and Guinness Flight will act as the Fund's investment advisers(collectively, the "Investment Adv isers"). The Fund has an asset allocation committee that will be chaired by John P. Dessauer and will include an additional representative from Dessauer and one from Guinness Flight. The asset allocation committee will allocate assets of the Fund among the Major Markets and will designate the Fund's cash and cash equivalent holdings. At this time, it is expected that Dessauer will be responsible for investment decisions related to North America and Western Europe and that Guinness Flight will be responsible for investment decisions related to Asia and Japan. The Fund will pay Dessauer a monthly fee at an annual rate of .60% of the average weekly net asset value of the Fund and will pay Guinness Flight a monthly fee at an annual rate of .40% of the average weekly net asset value of the Fund. This fee, in the aggregate, is higher than that paid by many other investment companies.

Dessauer, an investment adviser registered with the Securities and Exchange Commission (the "SEC"), was founded in 1986 and as of March 31, 1997 managed [$187.0] million in both U.S. and international assets. Guinness Flight, also an investment adviser registered with the SEC, traces its roots back to 1836. Guinness Flight and its parent, Guinness Flight Global Asset Management managed approximately [$4.0] billion in international assets as of March 31, 1997. See "Management of the Fund." Additionally, an agreement has been entered into that provides for the merger of Guinness Flight's parent company with Hambros Fund Management PLC. The merger is expected to close in May of 1997. See "Management of the Fund--Investment Advisers and Investment Advisory Agreements."

ADMINISTRATOR

Investment Company Administration Corporation ("ICAC") will act as the Fund's administrator. The Fund has agreed to pay ICAC a monthly fee at an annual rate of .25% of the average weekly net asset value of the Fund. ICAC has agreed to reduce its annual fee to a maximum of .10% of the average weekly net asset value of the Fund as long as the Fund remains a closed-end investment company. See "Management of the Fund."

DISTRIBUTIONS AND
DIVIDEND REINVESTMENT
PLAN

The Fund's policy is to distribute to its shareholders all of its net investment income and net realized capital gains, if any, for each year. All distributions to shareholders whose Shares are registered in their own names will be reinvested automatically in additional Shares of the Fund, unless the shareholders elect to receive cash. Shares will be purchased in the open market or, if the Shares are trading at a premium to net asset value, issued directly by the Fund. Shareholders whose Shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Fund's dividend reinvestment plan. See "Taxes" and "Automatic Dividend Reinvestment and Cash Purchase Plan."

ESTIMATED EXPENSES

The Fund's annual operating expenses, including advisory and administrative fees and other expenses (excluding interest expenses), are estimated to be approximately $____ in its first full year of operations. Estimated offering expenses of $____ will be charged to capital upon completion of the offering of the Shares. Organizational expenses are estimated to be $_____ and will be amortized over a period not to exceed 60 months from the date the Fund commences operations. See "Summary of the Fund's Expenses" and "Management of the Fund."

USE OF PROCEEDS

The principal purpose for which nearly all the net proceeds of the offering are intended to be used is the purchase of securities consistent with the Fund's investment objectives and policies. Since the Fund expects to invest its assets gradually to benefit from short-term fluctuations in the price of securities the Fund is purchasing, the Fund anticipates that it will take approximately six months from the date of this Prospectus for the Fund to fully invest the proceeds of the offering in accordance with its investment objectives and policies.

LISTING

The Fund intends to apply for listing on the New York Stock Exchange (the "NYSE"), under the symbol "DGE."

AUTOMATIC CONVERSION
TO OPEN-END INVESTMENT
COMPANY

The Declaration of Trust provides that, beginning after 18 months from the date of the Fund's initial public offering, the Fund will automatically convert into an open-end investment company if its Shares close at a 5% or greater discount from the net asset value of the Fund on the last business day of any week and for each of the next 14 business days thereafter. A business day is any day that the NYSE is open. This provision may be amended only by the affirmative vote of the holders of at least 80% of the Fund's outstanding voting securities. The Fund is the first closed-end investment company to contain such an automatic conversion feature (the "Automatic Conversion Provision"). The Fund's conversion to an open-end investment company will occur automatically without a vote of the shareholders of the Fund. See "Automatic Conversion to Open-End Investment Company."

If the Fund converts to an open-end investment company, it will be able to continuously issue and offer for sale Shares, and each such Share could be presented to the Fund at the option of the holder for redemption at a price based on the then-current net asset value per share. Further, Shares would no longer be listed on the NYSE. The Fund's investment objectives and policies, however, will not change as a result of conversion to an open-end investment company.

In the event of a conversion to an open-end investment company, the Fund also may charge additional fees in connection with distribution of its Shares under Rule 12b-1 of the Investment Company Act of 1940, as amended. As an open-end investment company, the Fund may reserve the right to honor any request for redemption by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. If payment is made in securities, a stockholder may incur brokerage expenses in converting these securities to cash.

                                  RISK FACTORS

         Investors are advised to consider carefully the risks involved in investing in foreign equity markets, which are in addition to the usual risks of investing in equity securities. Due to these risks, an investment in the Fund should be considered as an investment for only a portion of an investor's assets, not as a complete investment program.

ECONOMIC AND POLITICAL
FACTORS AFFECTING
FOREIGN COUNTRIES

In the course of investment in foreign countries, the Fund may be exposed to the direct or indirect consequences of political, social and economic changes in one or more countries. In emerging countries in particular, there is increased risk of hyperinflation, currency devaluation and government intervention in the economy in general. See "Risk Factors-- Economic and Political Factors Affecting Foreign Countries."

FOREIGN CURRENCY
CONSIDERATIONS

A portion of the Fund's assets will be invested in securities denominated in foreign currencies. As a result, changes in foreign currency exchange rates will affect the value of securities in the Fund's portfolio and the unrealized appreciation or depreciation of the Fund's investments. Changes in foreign exchange rates may also adversely affect the Fund's ability to make distributions to its shareholders. Although the Fund is authorized to use various investment strategies to hedge currency exchange rate risk, many of these strategies may not initially be used by the Fund to a significant extent. See "Risk Factors-- Foreign Currency Considerations."

TRADING MARKETS IN
FOREIGN COUNTRIES

Investments in securities of foreign issuers involve risks and special considerations not typically associated with investment in the securities of U.S. issuers. Trading volume in certain foreign securities markets is substantially less than that in the securities markets of the United States or other developed countries. In addition, securities held by the Fund may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers. Commissions for trading on foreign country stock exchanges are generally higher than commissions for trading on U.S. exchanges, and companies in foreign countries are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Further, certain foreign markets may have less government supervision and regulation of the securities markets as compared to the U.S. markets. See "Risk Factors -- Trading Markets in Foreign Countries."

REPATRIATION; INVESTMENT
CONTROLS

Foreign investment in certain countries may be restricted or controlled to varying degrees. These restrictions or controls at times could limit or preclude foreign investment in certain foreign securities and increase the costs and expenses of the Fund. See "Risk Factors-- Repatriation; Investment Controls."

DISCOUNT TO
NET ASSET VALUE

Shares of closed-end investment companies have frequently traded at a discount from net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value may decrease, and may be greater for investors expecting to sell their Shares in a relatively short period after the completion of this offering. To reduce or eliminate any discount to net asset value, the Declaration of Trust of the Fund provides that the Fund will automatically convert to an open-end investment company under the circumstances described herein. See "Risk Factors-- Discout to Net Asset Value" and "Automatic Conversion to an Open-End Investment Company."

LACK OF OPERATING HISTORY;
DEPENDENCE ON INVESTMENT
ADVISERS

The Fund is a newly organized company with no prior operating history. In addition, the Investment Advisers have not provided advisory services to a U.S. closed-end investment company. The Fund is dependent for the selection, structuring, chosing and monitoring of its investments upon the diligence and skill of the Investment Advisers. See "Risk Factors-- Lack of Operating History; Dependence on Investment Advisers."

FOREIGN TAXATION

Dividends, interest and capital gains received by the Fund may be subject to withholding and other taxes imposed by foreign countries, whose taxes would reduce the return to the Fund on those securities; this reduction may not be recoverable by the Fund or its shareholders. See "Risk Factors-- Foreign Taxation" and "Taxes."

NON-DIVERSIFIED STATUS

The Fund is classified as a "non-diversified" investment company under the U.S. Investment Company Act of 1940, as amended (the "1940 Act"), which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the securities of a single issuer. To the extent that the Fund invests in a limited number of issuers, the Fund will be subject to greater risk of loss as a result of changes in the value of any single investment. The Fund intends to comply with the diversification requirements imposed by the U.S. Internal Revenue Code of 1986, as amended (the "Code"). See "Risk Factors-- Non-Diversified Status" and "Taxes."

ANTI-TAKEOVER PROVISIONS

Certain provisions of the Fund's Declaration of Trust may have the effect of limiting the ability of other persons to acquire control of the Fund. In certain circumstances, these provisions might also inhibit the ability of shareholders to sell their Shares at a premium over prevailing market prices. The Fund's Board of Trustees has determined that these provisions are in the best interests of shareholders generally. See "Risk Factors-- Anti-Takeover Provisions" and "Shares of Beneficial Interest of the Fund."

                         SUMMARY OF THE FUND'S EXPENSES

         The expense summary below was developed to help you make your investment decisions. You should consider this expense information along with other important information in this Prospectus, including the Fund's investment objective.

   SHAREHOLDER TRANSACTION EXPENSES
        Sales Load (as a percentage of offering price).............     5.00%
        Dividend Reinvestment and Cash Purchase Plan Fees.........      None



   ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
        Advisory Fees..........................................         1.00%
        Administration Fees (after fee waivers)................         0.10%
                             Other Expenses....................        [0.65]%
                                                                       ------
                      Total Annual Expenses....................         1.75%
                                                                        =====



--------------
1 The Fund has agreed to pay ICAC a monthly fee at an annual rate of .25% of the average weekly net assets of the Fund. ICAC has agreed to reduce its annual fee to a maximum of .10% of the average weekly net assets of the Fund as long as the Fund remains a closed-end investment company.

SHAREHOLDER TRANSACTION EXPENSES represent charges paid when you purchase shares of the Fund.

ANNUAL EXPENSES are based on the Fund's anticipated expenses for the current fiscal year. "Other Expenses" are based on estimated amounts for the current fiscal year and assume that the Fund receives net proceeds of $______ from the issue and sale of 5,000,000 Shares.


EXAMPLE


     You would pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:

     1 Year             3 Years            5 Years          10 Years

     $--------          $--------          $--------        $-------

     The purpose of the above table is to assist you in understanding the various costs and expenses that an investor in the Fund would bear directly or indirectly.

The Example of Expenses is a hypothetical example that illustrates the expenses associated with a $1,000 investment in the Fund over periods of one , three, five and ten years, based on the estimated expenses in the above table and an assumed annual rate of return of 5%. The 5% return and expenses should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.



                              INVESTMENT RATIONALE

         The Fund's investment objective and policies reflect the belief of Dessauer and Guinness Flight that the world economy is in the early stages of sustained economic growth. The Investment Advisers believe that the convergence of certain economic, political and technological changes are catalysts for this growth.

         The International Monetary Fund (the "IMF") has reported that global economic growth, as measured by Gross Domestic Product, has been growing at almost 4% a year over the last four years. That figure is approximately double the rate of growth for the previous 20 years. Further, the IMF projects annual global economic growth at somewhat higher than 4% into the near future. Dessauer and Guinness Flight believe that four primary trends support global economic expansion:

               DECLINE OF COMMUNISM. The collapse of Communism in the former Soviet Union and Eastern Europe and the transformation of China's Communist economy to a market-based economy has delivered a severe blow to the ideology of state control of economies. This move to open markets allows for more rapid economic growth around the world.

               OPENING OF WORLD TRADE. A decline in trade barriers globally over the last two decades has increased international trade, increased the efficiency of global markets and contributed to global economic expansion.

               GROWTH IN ASIA. Economic reforms in China and other Asian countries have stimulated significant economic growth within Asia. As a result of this economic growth, vast numbers of people in Asia have been able to emerge from poverty. In China alone, there are over 720 million people under the age of 30. This class of young people may be the first generation in China in recent history to have economic prosperity within their grasp. The Investment Advisers believe that these trends will propel growth within Asia, which in turn serves as a major catalyst for growth in the world economy.

               TECHNOLOGICAL INNOVATION. Rapid technological advancement, which is the hallmark of the last quarter of the 20th century, is spurring global economic growth for both developed and underdeveloped countries. This technological innovation is both creating whole new industries and improving the efficiency and growth prospects of existing industries.

         As a result of these and other factors, Dessauer and Guinness Flight believe that the opportunity exists to make investments in certain companies that have the potential to benefit from these macroeconomic trends toward worldwide growth. The Fund will seek to invest in the securities of issuers that Dessauer and Guinness Flight believe are in a position to benefit from this growth in the global economy. The Investment Advisers further believe that certain issuers whose stock is traded in or who derive a substantial portion of their revenues from, the Major Markets may be able to capitalize on global economic growth.


                     THE FUND AND ITS OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE AND POLICIES

         The Fund is a closed-end, non-diversified investment company organized under the laws of the State of Delaware. The Fund intends to allocate the net proceeds of the offering in accordance with the investment objective and policies as described below. Since the Fund expects to invest its assets gradually to benefit form short-term fluctuations in the price of securities the Fund is purchasing, the Investment Advisers believe the net proceeds of the offering will be fully invested within six months depending on market conditions.

         The Fund's investment objective is long-term capital appreciation . The Fund will seek to achieve its investment objective by investing primarily in the securities of issuers that it believes are positioned to benefit from the growth in the global economy. Generally, the companies in which the Fund intends to invest will be traded in the markets of, or derive a substantial portion of their revenues from, business activities within North America (the U.S. and Canada), Western Europe, Asia, and Japan. Under normal market conditions, the Fund will invest at least 65% of its total assets in a portfolio of equity securities of companies located in at least three different countries.

         Although the Fund will not have a general limit as to the types of securities which can be purchased, most of the Fund's investments will be in marketable common stocks or marketable securities convertible into common stocks. Such securities may be traded on an exchange or in the over-the-counter market. Securities other than common stock or securities convertible into common stock may be held from time to time, but the Fund normally will not invest in fixed income securities except for defensive purposes or to temporarily employ uncommitted cash balances.

         The Fund is classified as a "non-diversified" investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the securities of a single issuer. To the extent that the Fund invests in a limited number of issuers, the Fund will be subject to greater risk of loss as a result of changes in the value of any single investment. However, the Fund intends to qualify for tax treatment as a regulated investment company under the Code. In order to so qualify, at the close of each quarter of its taxable year: (i) at least 50% of the total value of the Fund's assets must be represented by cash and cash items, government securities, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same industry. Changes in the market value of securities in the Fund's portfolio generally will not cause the Fund to cease to qualify as a regulated investment company unless any failure to satisfy these restrictions exists immediately after the acquisition of any security or other property and is wholly or partly the result of such acquisition.

         The investment objective and policies described herein will not change if the Fund converts to an open-end investment company. See "Automatic Conversion to an Open-End Investment Company."

INVESTMENT PRACTICES

         In pursuing its investment objectives, the Fund does not intend to lend portfolio securities or invest in illiquid or restricted securities. In addition, the Fund will observe a non-fundamental policy of not investing for the purpose of exercising control or management, even though it may take substantial positions in securities of small companies and in certain circumstances this may result in the acquisition of such control. Such circumstances could arise, for example, when existing controlling persons of an issuer dispose of their holdings to larger groups or to the public or where an issuer defaults to the Fund on its obligations pursuant to the provisions of a purchase agreement or instrument governing the rights of a senior security held by the Fund .


INVESTMENT RESTRICTIONS AND INVESTMENT POLICIES

         Investment restrictions are fundamental and cannot be changed without approval of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. The term "majority of the outstanding shares" of the Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The following are the Fund's investment restrictions set forth in their entirety. Investment policies are not fundamental and may be changed by the Board of Trustees without shareholder approval.

     INVESTMENT RESTRICTIONS. The Fund may not:

          1. Borrow money or issue senior securities, borrow money or pledge its assets, except that the Fund may borrow up to 33 1/3% of the value of its total assets from a bank (i) for temporary or emergency purposes, including to meet redemption requests if the Fund is operating as an open-end investment company, (ii) for such short-term credits necessary for the clearance or settlement of the transactions, (iii) to finance repurchases of its Shares or (iv) to pay dividends required to be distributed in order for the Fund to maintain its qualification as a regulated investment company under the Code or otherwise to avoid taxation under the Code, in amounts not exceeding 5% of its total assets (including the amount borrowed and excluding the liability for the borrowings).


          2. Invest 25% or more of the total value of its assets in a particular industry, except that this restriction shall not apply to U.S. Government Securities.


          3. Buy or sell commodities or commodity contracts or real estate or interests in real estate (including real estate limited partnerships), except that it may purchase and sell futures contracts on stock indices, interest rate instruments, and foreign currencies; securities which are secured by real estate or commodities; and securities of companies which invest or deal in real estate or commodities.

          4. Make loans of money or securities other than (i) through the purchase of publicly distributed bonds, debentures or other corporate or governmental obligations and (ii) by investing in repurchase agreements;


          5. Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.


     INVESTMENT POLICIES. The Fund may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts, and related options, in the manner otherwise permitted by the investment restrictions, policies, and investment program of the Fund.

                                  RISK FACTORS

         The Fund should be considered an investment for only a portion of an investor's assets and not as a complete investment program. Investors should carefully consider the following risk factors described below before investing in the Fund:

ECONOMIC AND POLITICAL FACTORS AFFECTING FOREIGN COUNTRIES

         In the course of investment in foreign countries, the Fund may be exposed to the direct or indirect consequences of political, social and economic changes in one or more countries. The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. These economies may also be dependent upon international trade and, as a result, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

         The possibility exists in some, if not all, foreign countries of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments

(including war) that could affect adversely the economies of those countries or the value of the Fund's investments in the countries. It may be difficult for a company operating in a foreign county to obtain and enforce a legal judgment outside of the United States. In emerging countries in particular, there is increased risk of hyperinflation, currency devaluation and government intervention in general.

         It is likely that a portion of the Fund's assets will be invested in companies trading or doing business in Hong Kong. There are specific risks associated with the transition of Hong Kong to China after June 30, 1997. If China takes certain unexpected actions towards Hong Kong during and after this transition such actions could adversely affect the markets in Hong Kong and Asia and corporations operating in these regions.

FOREIGN CURRENCY CONSIDERATIONS

         The Fund will invest in securities denominated or quoted in currencies other than the U.S. dollar. As a result, changes in foreign currency exchange rates will affect the value of securities in the Fund's portfolio and the unrealized appreciation or depreciation of the Fund's investments. The Fund will also incur costs in connection with conversions between various currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies.

         Although the Fund is authorized to use various investment strategies to hedge currency exchange rate risk, many of these strategies may not initially be used by the Fund to a significant extent. The Fund will conduct its foreign currency exchange transactions either on a spot (that is, cash) basis at the spot rate prevailing in the foreign currency exchange market, or by entering into forward, futures or options contracts to purchase or sell foreign currencies. The use of forwards, futures and options transactions entails certain special risks. The variable degree of correlation between exchange rate movements of futures contracts and exchange rate movements of the related portfolio position of the Fund, for example, could create the possibility that losses on the hedging instrument were greater than gains in the value of the Fund's position. In addition, forwards, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund may not be able to close out a transaction without incurring substantial losses, if at all. Although the use of forwards, futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it could limit any potential gain that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

               A portion of the Fund's assets will be invested principally in securities of issuers in foreign countries, and much of the income received by the Fund may be in foreign currencies. The Fund will, however, compute and distribute its income in U.S. dollars, and the computation of income will be made on the date on which the income is earned by the Fund at the foreign exchange rate in effect on that date. As a result, if the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between the receipt of the income and the time at which the Fund converts the foreign currencies to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. The liquidation of investments, if required, could have an adverse effect on the Fund's performance.

TRADING MARKETS IN FOREIGN COUNTRIES

         Trading volume in certain foreign country securities markets is substantially less than that in the securities markets of the United States or other developed countries. In addition, securities of some companies located in foreign countries will be less liquid and more volatile than securities of comparable U.S. companies. Commissions for trading on foreign country stock exchanges are generally higher than commissions for trading on U.S. exchanges, although the Fund will seek the most favorable net results on its portfolio transactions and may, in certain instances, be able to purchase its portfolio investments on stock exchanges on which commissions are negotiable. Further, some foreign markets are subject to less government supervision and regulation of the securities markets and their participants and have significantly smaller capitalization as compared to the U.S. markets. Investments in certain foreign markets are also likely to experience delays in settlement of securities transactions. Clearing and registration of securities transactions in certain countries are subject to significant risks not associated with investments in the U.S. and other more developed markets.

         Companies in certain foreign countries are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, less information about a foreign company may be available than about a U.S. company. When a foreign issuer's financial statements are not deemed to reflect accurately its financial situation, Guinness Flight or Dessauer may take additional steps to evaluate the proposed investment. These steps may include on-site inspection of the company, interviews with its management and consultations with accountants, bankers and other specialists. In certain cases, financial statements must be developed or verified by these specialists. In addition, government supervision and regulation of foreign stock exchanges, brokers and listed companies is generally less than in the United States.

REPATRIATION; INVESTMENT CONTROLS

         Foreign investment in certain countries may be restricted or controlled to varying degrees. These restrictions or controls at times may require governmental approval for the repatriation of investment income or the proceeds of sales of securities by foreign investors. Certain countries may require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain countries may also restrict investment opportunities in issuers in industries deemed important to national interests. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Indirect foreign investment in the securities of companies listed and traded on the stock exchanges in emerging countries may be permitted by certain of these countries in certain instances through investment funds that have been specifically authorized.

DISCOUNT TO NET ASSET VALUE

         Shares of closed-end investment companies have frequently traded at a discount from net asset value, particularly during the period immediately following the initial public offering of the shares. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value may decrease. The risk of purchasing shares of a closed-end investment company that may trade at a discount is more pronounced for investors who wish to sell their shares within a relatively short period of time after an initial public offering because, for those investors, realization of gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. The net asset value per Share immediately following the completion of the offering will be the initial offering price per Share of $12.50, minus the sales load and other per Share offering expenses. The Fund cannot predict whether the Shares will trade at, below or above net asset value. The Fund contains an Automatic Conversion Provision whereby the Fund will automatically convert to an open-end investment company after trading at a 5% or greater discount from net asset value for a specified period of time. See "Automatic Conversion to an Open-End Investment Company."

LACK OF OPERATING HISTORY; DEPENDENCE ON INVESTMENT ADVISERS

         The Fund is a newly organized company with no prior operating history. Prior to this offering, there has been no public market for the Fund's Shares. The Fund has been organized to make investments selected by the Investment Advisers. Although Dessauer and Guinness Flight have a prior record of making and managing investments similar to those to be made by the Fund, the Fund itself has no operating history. In addition, neither Dessauer nor Guinness Flight has provided advisory services to a U.S. closed-end investment company; Guinness Flight Global Asset Management Limited, however, the parent of Guinness Flight, provides advisory services to non-U.S. closed-end investment companies. The Fund is dependent for the selection, structuring, closing and monitoring of its investments upon the diligence and skill of the Investment Advisers. See "Management of Fund."

FOREIGN TAXATION

         Dividends, interest and capital gains received by the Fund may be subject to withholding and other taxes imposed by foreign countries, whose taxes would reduce the return to the Fund on those securities; this reduction may not be recoverable by the Fund or its shareholders. See "Taxes."

NON-DIVERSIFIED STATUS

         Investment in the Fund, which is classified as a non-diversified investment company under the 1940 Act, may present greater risks to investors than an investment in a diversified fund. The investment return on a non-diversified investment company typically is dependent upon the performance of a smaller number of securities relative to the number of securities held in a diversified fund. The Fund's assumption of large positions in the obligations of a limited number of issuers will affect the value of the securities it holds to a greater extent than that of a diversified fund in the event of changes in the financial condition, or in the market's assessment, of the issuers. The Fund intends to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company. See "Taxes."

ANTI-TAKEOVER PROVISIONS

         Certain provisions of the Fund's Declaration of Trust may have the effect of limiting the ability of other persons to acquire control of the Fund. In certain circumstances, these provisions might also inhibit the ability of shareholders to sell their Shares at a premium over prevailing market prices. The Fund's Board of Trustees has determined that these provisions are in the best interests of shareholders generally. See "Shares of Beneficial Trust."


                             MANAGEMENT OF THE FUND


BOARD OF TRUSTEES


         The overall management of the business and affairs of the Fund is vested in the Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's investment advisory agreements with Dessauer and Guinness Flight, the agreement with Investors Bank and Trust Company ("IB&T") as the custodian, the agreement with State Street Bank & Trust Company as transfer agent, the agreement with ICAC as the administrator, and the underwriting agreement relating to the offering of shares contemplated hereby with the Underwriters. The day-to-day operations of the Fund are delegated to the officers, always subject to the investment objective and policies of the Fund and to the general supervision of the Board of Trustees.

         The Trustees and officers of the Fund and their principal occupations are noted below. Unless otherwise indicated the address of each individual is c/o Dessauer Asset Management Company, P.O. Box 1689, Orleans Brewster Office Park Unit #5, New England Drive, Orleans, Massachusetts 02653.



                                                            PRINCIPAL OCCUPATION
NAME, ADDRESS, AND AGE      POSITIONS HELD WITH REGISTRANT  DURING PAST 5 YEARS
----------------------      ------------------------------  -------------------

John P. Dessauer            Chairman, Trustee

Thomas P. McIntyre          President, Trustee


James J. Atkinson, Jr.      Trustee

Max A. Fischer              Trustee


Ingrid R. Hendershot        Trustee

Geoffrey O. Lubbock         Trustee

Kevin Melich                Trustee

J. Brooks Reece             Trustee


         The annual compensation of the Trustees is noted below. Since the Fund has not yet completed its first fiscal year, the amounts listed are estimates based upon an understanding between the Fund and each Trustee.


                                                    PENSION OR RETIREMENT                                  TOTAL COMPENSATION FROM
 NAME OF                  AGGREGATE COMPENSATION    BENEFITS ACCRUED AS PART    ESTIMATED ANNUAL BENEFITS  FUND AND FUND COMPLEX
 PERSON                          FROM FUND           OF FUND EXPENSES           UPON RETIREMENT            PAID TO TRUSTEES
--------                         ---------           ----------------           ---------------            ----------------
John P. Dessauer                                            --                        --                          --
Thomas P. McIntyre                  --                      --                        --                          --
James J.
Atkinson, Jr.                       --                      --                        --                          --
Max A. Fischer                    $5,000                    --                        --                        $5,000
Ingrid R. Hendershot
                                  $5,000                    --                        --                        $5,000
Geoffrey O. Lubbock               $5,000                    --                        --                        $5,000
Kevin Melich
                                  $5,000                    --                        --                        $5,000
J. Brooks Reece                   $5,000                    --                        --                        $5,000

INVESTMENT ADVISERS AND INVESTMENT ADVISORY AGREEMENTS

         Dessauer and Guinness Flight are investment managers of the Fund. Dessauer, an investment adviser registered with the SEC, was founded in 1986 and as of March 31, 1997 managed $[187] million in both U.S. and international assets for individuals. John P. Dessauer and Thomas P. McIntyre own 100% of the common stock of Dessauer and therefore are "controlling persons" as defined by the 1940 Act.

         Guinness Flight, also an investment adviser registered with the SEC, and its parent, Guinness Flight Global Asset Management Limited (collectively, the "Guinness Flight Firm") traces its roots back to 1836. Timothy Guinness and Howard Flight are joint managing directors of the Guinness Flight Firm. The Guinness Flight Firm employs 237 professional staff worldwide with offices in London, Pasadena, Hong Kong and Guernsey, and associated investments and joint ventures in Zurich, Toronto, Madras and Mexico City. As of March 31, 1997, the Guinness Flight Firm managed over 75 non-US funds ($__ billion in assets), plus four U.S.-based funds ($____ million in assets) and separate accounts for individual and institutional clients ($___ million in assets). Guinness Flight is a private company that is indirectly owned 100% by the Bank of Yokohama and the management and employees of the Guinness Flight Firm.

         The Fund has an asset allocation committee (consisting of two representatives of Dessauer and one representative of Guinness Flight) that will allocate Fund assets among the markets in which the Fund may invest. Dessauer will be responsible for investment decisions related to North America and Western Europe, and Guinness Flight will be responsible for managing the portion of the Fund's assets allocated to Asia and Japan.

ADVISORY AGREEMENTS. Pursuant to separate investment advisory agreements (the "Advisory Agreements") with the Fund, Dessauer and Guinness Flight will provide investment management and financial advisory services, including causing the purchase and sale of securities in the Fund's portfolio at all times subject to the policies set forth by the Board of Trustees. The Advisory Agreements provide that Dessauer and Guinness Flight will identify and analyze possible investments for the Fund, determine the amount and timing of such investments, and determine the forms of investments. Dessauer and Guinness Flight each have the responsibility of monitoring and reviewing the Fund's portfolio.


         Pursuant to a recent agreement between Guinness Mahon Holdings plc ("Guinness Mahon"), the parent of Guinness Flight Global Asset Management Limited ("GFGAM"), GFGAM and Hambros PLC, Hambros Fund Management PLC ("HFM") will be acquired by GFGAM (which will be renamed Guinness Flight Hambros Asset Management Limited) and further shares in GFGAM will be acquired by Hambros PLC from Guinness Mahon and other shareholders of GFGAM. After the transaction Guinness Mahon and Hambros PLC will each own 42.68%, and management the remaining 14.64%, of Guinness Flight Hambros Asset Management Limited. In addition, option schemes will be established for management which could, when appropriate targets are met, increase management's ownership percentage to approximately 30%. Consummation of this transaction is contingent upon the parties entering into certain other agreements.

         Following the transaction, Guinness Flight Hambros Asset Management will manage approximately $15 billion in assets.

         Under the terms of the Advisory Agreements, the Fund pays all of its expenses (other than those expenses specifically assumed by Dessauer and Guinness Flight) including the costs incurred in connection with its registration under the Securities Act and the 1940 Act; printing of prospectuses distributed to shareholders; taxes or governmental fees; brokerage commissions; custodial, transfer and shareholder servicing agents; expenses of outside counsel and independent accountants; preparation of shareholder reports; and expenses of Trustee and shareholder meetings. Dessauer and Guinness Flight may from time to time, subject to the Board of Trustees approval, contract with other service providers to perform support services that aid in managing the assets of the Fund.

         The Fund's Advisory Agreements were approved initially by the Board of Trustees (including the affirmative vote of all the Trustees who were not parties to the Agreements or interested persons of any such party) on ________, 1997. Each Advisory Agreement may be terminated without penalty on 60 days' written notice by a vote of the majority of the Fund's Board of Trustees or by the respective investment adviser or by holders of a majority of the Fund's outstanding shares. Each Advisory Agreement will continue for two years from its effective date and from year to year thereafter, provided it is approved, at least annually, in the manner stipulated in the 1940 Act. The 1940 Act requires that the Advisory Agreements and any renewal thereof be approved by a vote of the majority of the Fund's Trustees who are not parties thereto or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval.

         Pursuant to the Advisory Agreements, the Fund will pay Dessauer a monthly fee calculated at an annual rate of .60% of the Fund's average weekly net assets and will pay Guinness Flight a monthly fee calculated at an annual rate of .40% of the Fund's average weekly net assets. The Board of Trustees believes that such fees are appropriate because of the complexity of managing funds that invest in international securities. From time to time, Dessauer and/or Guinness Flight may voluntarily agree to defer or waive fees or absorb some or all of the expense of the Fund. To the extent that they should do so, they may seek repayment of such deferred fees and absorbed expenses after they discontinue this practice. However, no repayment would be made if it would result in the Fund's expense ratio exceeding 1.75%. The Board of Trustees has determined that it is reasonably possible that the Fund will become large enough to permit such repayments.

MANAGEMENT OF DESSAUER. John P. Dessauer and Thomas P. McIntyre are principals of Dessauer and will manage the portion of the Fund's portfolio advised by Dessauer. Mr. Dessauer has more than 25 years experience as an investment professional. In the 1970s, Mr. Dessauer was a senior investment officer in Europe for Citibank. He was responsible for managing all of Citibank's European money management services and served as a member of the investment policy committee of a German private bank in Dusseldorf. Mr. Dessauer has experience in currencies, international stocks, and international bonds. He founded Investor's World , an investment newsletter, in order to bring professional, international money management services within the reach of individual investors. Investor's World is a monthly investor newsletter specializing in international investing with a circulation of 88,000 as of March 31, 1997. Mr. Dessauer also is a regular panelist on "Wall Street Week with Louis Rukeyser," and the author of two books on international investing, Passport to Profits and International Strategies for American Investors.

         Mr. McIntyre served as Vice President and Controller for a $140 million closed-end equity fund. Prior to joining Dessauer , he was an assistant treasurer for the National Association of Securities Dealers, Inc. and was responsible for their $84 million fixed-income portfolio. Mr. McIntyre graduated from Notre Dame University (with high honors) in 1977 with a degree in economics and went on to earn an M.B.A. from Notre Dame in 1979. Mr. McIntyre is a Certified Public Account and a Chartered Financial Analyst with over 15 years experience in financial analysis and portfolio management.

MANAGEMENT AND KEY PERSONNEL OF GUINNESS FLIGHT. Timothy Guinness and Howard Flight are principals of Guinness Flight. The portion of the Fund's portfolio advised by Guinness Flight will be managed by Timothy Thomas , Richard Farrell, Lynda Johnstone, Nerissa Lee, and Philip Whittome. Mr. Guinness originally joined Guinness Mahon, a predecessor entity of Guinness Flight, in 1977 in the Corporate Finance Department, and later transferred to the Investment Department, becoming Senior Investment Director in 1982. He served as Fund Manager of both the Guinness Flight Global Equity Fund and United Kingdom Equity Fund, which are foreign investment funds. In 1987, he became Joint Managing Director of Guinness Flight and leads the Global Equity Team as Investment Director.

         Mr. Flight has been involved in asset management for over 25 years throughout the world. He joined Guinness Mahon in 1979 as a director of the investment department. In 1987, he became Joint Managing Director of Guinness Flight. Presently, he is responsible for Guinness Flight's currency and fixed interest operations as Investment Director. Until its dissolution, he was a member of H.M. Treasury Tax Consultative Committee.

         Mr. Thomas joined Guinness Mahon in 1984 as an assistant manager in the Investment Department. After leaving the organization to receive a Master's Degree in Business Administration, he re-joined Guinness Mahon in 1987 to specialize in international equity investment. He previously managed the Guinness Flight Global Strategy Fund's Global Equity Fund and the Guinness Flight International Accumulation Fund's International Equity Fund, which are foreign investment funds. Mr. Thomas will be a member of the asset allocation committee of the Fund.

         Mr. Farrell joined Guinness Mahon in 1978. He specializes in Asian markets and currently is the investment adviser to the Guinness Flight Global Strategy Fund's Japan Fund, Japan & Pacific Fund, and Japan Smaller Companies Fund, all of which are foreign investment funds. As the head of Guinness Flight's Asia Equity Desk, Mr. Farrell has strategic input on all of Guinness Flight's Asia Equity Funds. In addition, Mr. Farrell serves as the portfolio manager of the Guinness Flight Asia Blue Chip Fund and co-manager of the Guinness Flight China & Hong Kong Fund, which are open-end investment companies offered in the United States.

         Ms. Johnstone joined Guinness Mahon in 1986 in the Investment Department as a member of the Equity Team. Currently, she is responsible for running the Guinness Flight Global Strategy Fund's, Hong Kong Fund and ASEAN Fund, which are foreign investment funds. Ms. Johnstone serves as the co-manager of the Guinness Flight China & Hong Kong Fund.

         Ms. Lee joined Guinness Flight's Hong Kong office in 1995 and specializes in Asian markets. She has a degree in economics from Hong Kong
University and 20 years of experience in Asian markets. She started in the research department of the Hong Kong Stock Exchange and has been managing funds for eight years. Currently, Ms. Lee manages the Guinness Flight Global Strategy Fund's Asian Smaller Companies Fund and the Guinness Flight Select Fund's China Fund, which are foreign investment funds. Ms. Lee serves as the Manager of the Asia Small Cap Fund, which is offered in the U.S.

         Mr. Whittome joined Guinness Flight in 1996. He currently is a Japanese equities analyst at Guinness Flight. Prior to joining Guinness Flight, he held positions at IBJ International as a Senior Japanese Equity Analyst and at Barings London in the Japanese and Korean Equity Capital Markets Department.
[
ADMINISTRATOR, TRANSFER AGENT, AND DIVIDEND PAYING AGENT

         ICAC will supervise administration of the Fund pursuant to an administration agreement with the Fund. State Street Bank & Trust Company ("State Street") will act as the Fund's transfer agent and dividend paying agent. As of the date of this Prospectus, ICAC is controlled by and acts as administrator of registered investment companies with assets of approximately $o billion.

         Under the administration agreement, ICAC will supervise the administration of all aspects of the Fund's operations, including the Fund's receipt of services for which the Fund is obligated to pay, provide the Fund with general office facilities, and provide, at the Fund's expense, the services of persons necessary to perform such supervisory, administrative, and clerical functions as are needed to operate the

Fund effectively. Those persons, as well as certain employees and trustees of the Fund, may be directors, officers, or employees of ICAC and its affiliates. For these services and facilities, the Fund has agreed to pay ICAC a monthly fee at an annual rate of .25% of the average weekly net assets of the Fund. ICAC has agreed to reduce its annual fee to a maximum of .10% of the average weekly net assets of the Fund so long as the Fund remains a closed-end investment company.

         State Street, a registered transfer agent, will act as the Fund's transfer agent and dividend disbursing agent. State Street will maintain an account for each shareholder of the Fund (unless such accounts are maintained by sub-transfer agents or processing agents) and will perform other transfer agency and related functions. For these services, State Street will receive an annual fee of $____ plus account charges and fees. The Fund will also reimburse State Street for certain expenses incurred on behalf of the Fund. State Street is authorized to subcontract any or all of its functions to one or more qualified sub-transfer agents, shareholder servicing agents, or processing agents, who may be affiliates of State Street, and who agree to comply with the terms of State Street's agreement with the Fund.


CUSTODIAN


         IB&T is custodian for the securities and cash of the Fund. IB&T receives a fee computed and paid monthly at an annual rate of __% of the average weekly net assets of the Fund, subject to an annual minimum fee of $_______. IB&T also charges certain transaction based fees.


EXPENSES


         The Fund will bear the expenses of this offering, which are not expected to exceed $_______, including legal and accounts fees relating to its organization and the costs of preparing solicitation materials. Organizational expenses will be capitalized and amortized over a period of five years. In addition to the expenses to be paid to the investment advisers, administrator, transfer agent, dividend paying agent, and custodian discussed within this prospectus, the Fund will pay all other ongoing expenses, including but not limited to legal fees, accounting fees for preparation of financial statements and tax returns, annual audits, brokerage commissions, transfer taxes , and other clearing, settlement, and transactional charges.


                                PRIOR PERFORMANCE

         The following tables set forth composite performance data relating to the Fund based on accounts managed by each of the Investment Advisers that are substantially similar to the portion of the Fund that the Investment Adviser will manage. The data are provided to illustrate the past performance of the Investment Advisers in managing such substantially similar accounts, as measured against specified market indices. Investors should not consider this performance data as an indication of future performance of the Fund.

         All information in the tables relies on data supplied by the Investment Advisers or from statistical services, reports or other sources believed by the Investment Advisers to be reliable. Such information has not been independently verified by the Fund. Each Investment Adviser has indicated that such results are net of the investment advisory fees paid to such accounts and give effect to transaction costs as well as reinvestment of income and gains.

DESSAUER ASSET MANAGEMENT COMPANY

         Set forth below are certain performance data of the asset management accounts managed by Dessauer. Dessauer has advised the Fund that its net performance results in the table with respect to its accounts are [the annual rates of return for the dollar-weighted composite of all fully discretionary accounts managed by Dessauer for at least one month]. Dessauer has advised the Fund that these accounts are managed under the same investment objectives and similar policies and strategies as those for the portion of the Fund that will be managed by Dessauer.

               Total Return(1) for Periods Ending December 31

                                    Dessauer         Index
1990                                ____%            _____%
1991                                ____%            _____%
1992                                ____%            _____%
1993                                                 _____%
                                    ----%
1994                                ____%            _____%
1995                                ____%            _____%
1996                                ____%            _____%
                                    ----%            -----%
Three-Year Period(2)
Five-Year Period(2)                 ____%            _____%
From                                ____%            _____%
Inception(2)
Launch Date




(1) The rates of return were calculated using average annual rates of return over the period's shown, consistent with the standardized SEC formula.

(2)  For the period ending December 31, 1996.

GUINNESS FLIGHT INVESTMENT MANAGEMENT, LTD.

         Set forth below are certain performance data of Fund 1 and Fund 2, which are non U.S. funds and are not available to U.S. investors. Guinness Flight has advised the Fund that the Fund 1 is managed under the same investment objectives and similar policies and strategies as those for the portion of the Fund's assets to be allocated to the Asian market. Guinness Flight also has advised the Fund that the Fund 2 is managed under the same investment objectives and similar policies and strategies as those for the portion of the Fund's assets to be allocated to the Japan market.

         Total Return(1) for Various Periods Ending December 31

                      Fund 1        Index       Fund 2       Index
                      ------        -----       ------       -----

1990
1991
1992
1993
1994
1995
1996
Three-Year
Period(2)
Five-Year Period(2)
From Inception(2)
Launch Date


(1) The rates of return were calculated using average annual rates of return over the periods shown, consistent with the standardized SEC formula.

(2)  For the period ending December 31, 1996.

         THE RESULTS PRESENTED ABOVE ARE NOT INTENDED TO PREDICT OR SUGGEST THE RETURN TO BE EXPERIENCED BY THE FUND, OR THE RETURN AN INDIVIDUAL INVESTOR MIGHT ACHIEVE BY INVESTING IN THE FUND. RESULTS MAY DIFFER BECAUSE OF, AMONG OTHER FACTORS, DIFFERENCES IN BROKERAGE COMMISSION, ACCOUNT EXPENSES (INCLUDING INVESTMENT ADVISORY FEES), DIVERSIFICATION OF SECURITIES, TIMING OF PURCHASES AND SALES. INVESTORS SHOULD NOT RELY ON THE ABOVE PERFORMANCE DATA.

                                USE OF PROCEEDS

         The net proceeds of the offering, estimated to be $62.5 million, will be invested in accordance with the policies described above under "The Fund and its Objectives and Policies." Initially, such proceeds may be invested in the instruments described under "The Fund and its Objectives and Policies." Since the Fund expects to invest its assets gradually to benefit from short-term fluctuations in the price of securities the Fund is purchasing, the Fund expects that it will be invested consistent with its investment objectives and policies within six months of the date of this Prospectus.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Subject to the supervision of the Board of Trustees, decisions to buy and sell securities for the Fund will be made by the Investment Advisers. The Investment Advisers are authorized to allocate the orders placed by them on behalf of the Fund to such brokers who also provide research or statistical material, or other services to the Fund or the Investment Advisers for the Fund's use. Such allocation shall be in such amounts and proportions as the Investment Advisers shall determine and the Investment Advisers will report on said allocations regularly to the Board of Trustees indicating the brokers to whom such allocations have been made and the basis thereof. In addition, the Investment Advisers may consider sales of shares of the Fund and of any other funds advised or managed by the Investment Advisers as a factor in the selection of unaffiliated brokers to execute portfolio transactions for the Fund, subject to the requirements of best execution.

         In selecting a broker to execute each particular transaction, the Investment Advisers will take the following into consideration: the best net price available; the reliability, integrity, and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is justified reasonably by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees may determine, the Investment Advisers shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay an unaffiliated broker that provides research services to the Investment Advisers for the Fund's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting the transaction, if the Investment Advisers determine in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Investment Advisers' ongoing responsibilities with respect to the Fund.


                            ALLOCATION OF INVESTMENTS

               The Investment Advisers have other advisory clients which include individuals, trusts, pension, and profit sharing funds, some of which have similar investment objectives to the Fund. As such, there will be times when the Investment Advisers may recommend purchases and/or sales of the same portfolio securities for the Fund and its other clients. In such circumstances, it will be the policy of the Investment Advisers to allocate purchases and sales among the Fund and its other clients in a manner which the Investment Advisers deem equitable, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase cost, holding period, and other pertinent factors relative to each account. Simultaneous transactions may have an adverse effect upon the price or volume of a security purchased by the Fund.


             AUTOMATIC DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN


         All distributions to shareholders whose shares are registered in their own names automatically will be reinvested in additional shares of the Fund pursuant to the Automatic Dividend Reinvestment and Cash Purchase Plan (the "Plan") , unless they elect to receive cash. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Fund's dividend reinvestment plan. Participation is voluntary and may be terminated or resumed at any time upon written notice from the participant received by State Street, the Plan Agent, prior to the record date of the next dividend. Additional information regarding the election may be obtained from the Fund.

         Dividend payments and other distributions to be made by the Fund to participants in the Plan either will be paid to the Plan Agent in cash (which then must be used to purchase shares in the open market) or will be represented by the delivery of shares depending upon which of the two options would be the most favorable to participants, as hereafter determined. On each date on which the Fund determines the net asset value of the shares ("Valuation Date"), and which occurs not more than five business days prior to a date fixed for payment of a dividend or other distribution from the Fund, the Plan Agent will compare the determined net asset value per share with the market price per share. For all purposes of the Plan, "market price" shall be deemed to be the highest price bid at the close of the market by any market maker on the date which coincides with the relevant Valuation Date, or, if no bids were made on such date, the next preceding day on which a bid was made. If the net asset value in any such comparison is found to be lower than said market price, the Plan Agent will demand that the Fund satisfy its obligation with respect to any such dividend or other distribution by issuing additional shares to the Participants in the Plan at a price per share equal to the greater of the determined net asset value per share or ninety-five percent (95%) of the market price per share determined as of the close of business on the relevant Valuation Date. However, if the net asset value per share (as determined above) is higher than the market price per share, then the Plan Agent will demand that the Fund satisfy its obligation with respect to any such dividend or other distribution by a cash payment to the Plan Agent for the account of Plan Participants and the Plan Agent then shall use such cash payment to buy additional shares in the "open market" for the account of the Plan participants, provided, however, that the Plan Agent shall not purchase shares in the "open market" at a price in excess of the net asset value as of the relevant Valuation Date. In the event the Plan Agent is unable to complete its acquisition of shares to be purchased in the "open market" by the end of the first trading day following receipt of the cash payment from the Fund, any remaining funds shall be used by the Plan Agent to purchase newly issued Shares from the Fund at the greater of the determined net asset value per share or ninety-five percent (95%) of the market price per share as of the date coinciding with or next preceding the date of the relevant Valuation Date.

         Participants in the Plan will also have the option of making additional cash payments to the Plan Agent, on a monthly basis, for investment in the Fund's shares. Such payments may be made in any amount from a minimum of $50.00 to a maximum of $1,000.00 per month. The Fund may, in its discretion, waive the maximum monthly limit with respect to any participant. At the end of each calendar month, the Plan Agent will determine the amount of funds accumulated. Purchases made from the accumulation of payments during any one calendar month will be made on or about the first business day of the following month ("Investment Date"). The funds will be used to purchase Shares from the Fund. If the net asset value of the shares is lower than the market price as of the Valuation Date which occurs not more than five business days prior to the relevant Investment Date, such shares will be newly issued shares and will be issued at a price per share equal to the greater of the determined net asset value per share or ninety-five percent (95%) of the market price per share. If the net asset value per share is higher than the market price per share, then the Plan Agent shall use such cash payments to buy additional shares in the "open market" for the account of the Plan Participants, provided, however, that the Plan Agent shall not purchase shares in the "open market" at a price in excess of the net asset value as of the relevant Valuation Date. In the event that the Plan Agent is unable to complete its acquisition of shares to be purchased in the "open market" by the end of the Investment Date, any remaining cash payments shall be used by the Plan Agent to purchase newly issued Shares from the Fund at the greater of the determined net asset value per share or ninety-five percent (95%) of the market price per share as of the relevant Valuation Date. All cash payments received by the Plan Agent in connection with the Plan will be held without earning interest. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, participants that wish to make voluntary cash payments should send such payments to the Plan Agent in such a manner that assures that the Plan Agent will receive and collect Federal Funds by the end of the month. This procedure will avoid unnecessary accumulations of cash and will enable participants to realize lower brokerage commissions and to avoid additional transaction charges. If a voluntary cash payment is not received in time to purchase shares in any calendar month, such payment shall be invested on the next Investment Date. A participant may withdraw a voluntary cash payment by written notice to the Plan Agent if the notice is received by the Plan Agent at least 48 hours before such payment is to be invested by the Plan Agent.

         State  Street  will  perform   bookkeeping  and  other   administrative
functions,  such  as  maintaining  all  shareholder  accounts  in the  Plan  and furnishing written confirmation of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan and of record as of the record date for determining those shareholders who are entitled to vote on any matter involving the Fund. In case of shareholders such as banks, brokers, or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by such shareholders as representing and limited to the total number of shares registered in the shareholder's name and held for the account of beneficial owners who have elected to participant in the Plan.


         There are no special fees or charges to participants other than reasonable transactions fees, which shall not exceed the lesser of o percent (o%) of the amount reinvested or o ($o.00) dollars and a termination fee of up too ($o.00) dollar.

         With respect to purchases from voluntary cash payments, the Plan Agent will charge o ($o.00) dollars, plus a pro rata share of the brokerage commissions, if any. Brokerage charges for purchasing small blocks of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, as the Plan Agent will be purchasing shares for all participants in larger blocks and prorating the lower commission rate thus applied.

         The automatic reinvestment of dividends and distributions will not relieve participants of any income tax liability associated therewith.

         Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment received and any dividend or distribution to be paid subsequent to a date specified in a notice of the change sent to all shareholders at least ninety days before such specified date. The Plan may also be terminated on at least 90 days' written notice to all shareholders in the Plan.

                           AUTOMATIC CONVERSION TO AN
                           OPEN-END INVESTMENT COMPANY

AUTOMATIC CONVERSION PROVISION

         The Fund is the first closed-end investment company to contain an automatic conversion feature. The Fund's conversion to an open-end investment company will occur automatically upon the occurrence of the conditions described below without requiring a vote of the shareholders of the Fund.

         The Declaration of Trust provides that, beginning after 18 months from the date of the initial public offering, the Fund will automatically convert into an open-end investment company if its Shares close at a 5% or greater discount from the net asset value of the Fund on the last business day of any week and for each of the next 14 business days thereafter. A business day is any day that the NYSE is open. This provision may be amended only by the affirmative vote of the holders at least 80% of the Fund's outstanding voting securities.

         Once the Automatic Conversion Provision is triggered, the Fund may not continue as a closed-end investment company even if the Fund ceases to trade at a 5% or greater discount. Within one week thereafter, the Fund will file a registration statement to register as an open-end investment company. The disclosure concerning the Fund contained in such registration statement will be substantially identical to the disclosure contained in this offering document except for the provisions concerning the purchase and sale of Shares and any other item pertaining to open-end investment companies.

         If the Fund converts to an open-end investment company, it will be able to continuously issue and offer for sale Shares, and each such Share could be presented to the Fund at the option of the holder for redemption at a price based on the then-current net asset value per share. Further, Shares would no longer be listed on the NYSE. After the conversion, Shares may be purchased from and redeemed by the Fund at net asset value as follows.

PURCHASING SHARES

         Investors will be permitted to purchase Shares from the Fund's transfer agent or from other selected securities brokers or dealers following conversion to an open-end investment company. A buyer whose purchase order is received by the transfer agent before the close of trading on the NYSE, currently 4:00 p.m. Eastern time, will acquire Shares at the net asset value set as of that day. A buyer whose purchase order is received by the transfer agent after the close of trading on the NYSE will acquire Shares at the net asset value set as of the next trading day. A broker may charge a transaction fee for the purchase.

         The Fund anticipates that, should it convert to an open-end investment company, the minimum initial investment in the Fund will be $2,500 for regular accounts and $1,000 for tax-qualified retirement plans. The Fund anticipates that the minimum additional investment in the Fund will be $1,000 for regular accounts and $500 for tax-qualified retirement plans. The Fund may further reduce or waive the minimums for certain retirement and other employee benefit plans; for the Adviser's employees, clients and their affiliates; for advisers or financial institutions offering investors a program of services; or any other person or organization deemed appropriate by the Funds. Investors will be permitted to purchase Shares by check or by wire. The Fund will provide a pre-authorized investment plan to investors.

         Upon conversion, the Fund may institute a distribution plan pursuant to Rule 12b-1 of the 1940 Act. Pursuant to the Plan, the Fund would be permitted to incur distribution expenses related to the sale of its shares of up to .25% per annum of the Fund's average daily net assets. The Plan would provide that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers and shareholder servicing agents who enter into agreements with the Fund or its distributor.

REDEEMING SHARES

         Investors will be permitted to redeem Shares through the Transfer Agent or from other selected securities brokers or dealers following conversion to an open-end investment company. A shareholder whose redemption order is received by the Transfer Agent before the close of trading on the NYSE, currently 4:00 p.m. Eastern time, will redeem Shares at the net asset value set as of that day. A shareholder whose redemption order is received by the Transfer Agent after the close of trading on the NYSE will redeem Shares at the net asset value set as of the next trading day on the NYSE. A broker may charge a transaction fee for the redemption.

                    SHARES OF BENEFICIAL INTEREST OF THE FUND

         The Fund is a Delaware Business Trust that was created on June 28, 1996. The Fund is authorized to issue 50 million shares of beneficial interest, par value $.01 per share. Each Share has equal voting, dividend, distribution, and liquidation rights. The Shares offered hereby, when issued and paid for pursuant to the terms of this Offer, will be fully paid and non-assessable. The Shares are not redeemable and have no preemptive, conversion, or cumulative voting rights.

         The Fund's Declaration of Trust provides that under certain conditions the affirmative vote of at least 75% of the outstanding voting stock is required: (i) to voluntarily convert the Fund into an open-end investment company; (ii) to approve any proposal to dissolve, merge, or consolidate the Fund; (iii) to sell its assets; or (iv) to effect any amendment to the Declaration of Trust to voluntarily make the Shares a redeemable security (as well as to amend any of the foregoing provisions). These provisions and others in the Declaration of Trust makes it more difficult for a third party to obtain control of the Fund. A copy of the Declaration of Trust may be obtained from the Securities and Exchange Commission.

         Under Delaware law, shareholders of the Fund are not held personally liable for the obligations of the Fund. The Declaration of Trust of the Fund provides that, to the fullest extent permitted by the law, no Trustee or officer of the Fund will have any liability to the Fund or its stockholders for damages. The Fund will indemnify and advance expenses to its Trustees or officers to the fullest extent that indemnification is permitted by law.

         The Declaration of Trust does not waive a Trustee's or officer's duty to comply with the Securities Act or the 1940 Act or any rule, regulation, or order thereunder. Further, the Declaration of Trust does not protect the officers and Trustees against any liability to the Fund or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         Shares entitle the holders to one vote per share. The shares have no preemptive or conversion rights. When issued, shares are fully paid and nonassessable. The shareholders have certain rights, as set forth in the Bylaws of the Fund, to call a meeting for any purpose, including the purpose of voting on removal of one or more Trustees.

         The Declaration of Trust of the Fund include certain "anti-takeover" provisions that could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging third parties from seeking to gain control in a tender offer, proxy contest or similar transaction. A copy of the Declaration of Trust may be obtained from the SEC.



                                      TAXES


         The Fund intends to qualify as a "regulated investment company" as defined by the Code . In order to be taxed as a regulated investment company, the Fund must meet a number of requirements, including the requirements with respect to diversification of assets, distribution of income, and sources of income.

         Shareholders may be proportionately liable for taxes on income and gains of the Fund. Distributions by the Fund of its net investment income, and the excess, if any, of its net short-term capital gain over its net long-term capital loss will be taxable to shareholders as ordinary income. Distributions by the Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss will be designated as capital gain dividends and will be taxable to shareholders as long-term capital gains, regardless of the length of time shareholders have held their shares. If the Fund fails to qualify as a regulated investment company, it will be taxed at regular corporate tax rates on all its taxable income (including capital gains) without any deduction for distributions to shareholders, and distributions to shareholders will be taxable as ordinary dividends (even if derived from the Fund's net long-term capital gains) to the extent of the Fund's current and accumulated earnings and profits.

         Under certain circumstances, the Fund may be in a position to (in which case it would) elect to "pass-through" to its shareholders the right to a credit or deduction for income or other creditable taxes paid by the Fund to foreign governments.

         It is the Fund's policy to distribute to shareholders all of its investment income (net of expenses) and any capital gains (net of capital losses) in accordance with the requirements imposed by the Code. The Fund may, however, subject to the review of the Board of Trustees, retain the net realized long-term capital gains of the Fund. In such event, the taxes thereon would be paid by the Fund and appropriate credit allowed to the shareholders of the Fund, pursuant to Code section 852(b)(3)(D) .

         A statement setting forth the federal income tax status of all distributions made (or deemed made) during the year will be sent to shareholders promptly after the end of each year.

Qualification as a Regulated Investment Company

         The Fund will elect to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

         In addition to satisfying the Distribution Requirement, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities, or foreign currencies (or options, futures, or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). Because of the Short-Short Gain Test, the Fund may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent the Fund from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by the Fund at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

               In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation.

         In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (1) above. In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

         Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of an option written by the Fund will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into. Accordingly, the Fund may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.

         Transactions that may be engaged in by the Fund (such as regulated futures contracts and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction, or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of
Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 contracts. The IRS has held in several private rulings (and Treasury Regulations now provide) that gains arising from Section 1256 contracts will be treated for purposes of the Short-Short Gain Test as being derived from securities held for not less than three months if the gains arise as a result of a constructive sale under Code Section 1256.

         Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year.

         In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option.

               If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

         A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated investment company shall reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year.

         The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

         The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes. Such dividends paid by the Fund will qualify for the 70% dividends-received deduction for corporate shareholders only to the extent discussed below.

         The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon the Fund's disposition of domestic "small business" stock will be subject to tax.

         Conversely, if the Fund elects to retain its net capital gain, it will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

         Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code Section 246(c)(3) and (4),
(i) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend and (ii) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).

         Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. In addition, under the Superfund Amendments and Reauthorization Act of 1986, a tax is imposed for taxable years beginning after 1986 and before 1996 at the rate of 0.12% on the excess of a corporate taxpayer's AMTI (determined without regard to the deduction for this tax and the AMT net operating loss deduction) over $2 million. For purposes of the corporate AMT and the environmental superfund tax (which are discussed above), the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders generally will be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

         Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

         Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

         Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November, or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

         The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or
(3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

Sale of Shares

         A shareholder will recognize gain or loss on the sale of shares of the Fund in an amount equal to the difference between the proceeds of the sale and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale. In general, any gain or loss arising from (or treated as arising from) the sale of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in
determining   the  holding  period  of  shares.   Long-term   capital  gains  of
noncorporate taxpayers are currently taxed at a maximum rate 11.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Foreign Shareholders

         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

         If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder generally would be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends, and amounts retained by the Fund that are designated as undistributed capital gains.

         If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign noncorporate shareholders, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of its foreign status.

               The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Effect of Future Legislation; Local Tax Considerations

         The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Prospectus. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

THE TAX DISCUSSION SET FORTH ABOVE IS A SUMMARY INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY. IN VIEW OF THE INDIVIDUAL NATURE OF TAX CONSEQUENCES, EACH SHAREHOLDER IS ADVISED TO CONSULT ITS OWN TAX ADVISER WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO IT OF AN INVESTMENT IN THE FUND, INCLUDING THE EFFECT AND APPLICABILITY OF STATE, LOCAL, FOREIGN, AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS. THE DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

                                  UNDERWRITING

         Subject to the terms and conditions of the Underwriting Agreement, Wheat, First Securities, Inc. (the "Underwriter") has agreed to purchase the 5,000,000 Shares offered hereby from the Fund, and the Fund has agreed to sell the 5,000,000 Shares offered hereby to the Underwriter.

         The Underwriting Agreement provides that the obligations of the Underwriter thereunder are subject to approval of certain legal matters by counsel and to various other conditions. The nature of the Underwriter's obligation is such that they are committed to purchase and pay for all the Shares if any are purchases.

         The Underwriter proposes to offer the Shares offered hereby initially at the offering price set forth on the cover page of this Prospectus. The Underwriter proposes to offer the Shares to certain securities dealers at such price less a concession not in excess of $._____ per share. The Underwriter may allow, and such selected dealers may reallow, a concession not in excess of $.____ per share to certain brokers and dealers. After the offering, the price to the public, concession, allowance and reallowance may be changed by the Underwriter.

         The Fund has granted to the Underwriter an option, exercisable during the 45-day period after the date of this Prospectus, to purchase up to 750,000 additional Shares to cover over-allotments, if any, at the same price per share as the initial 5,000,000 Shares to be purchased by the Underwriter from the Fund. To the extent that the Underwriter exercises this option, the Underwriter will be committed, subject to certain conditions, to purchase such additional Shares. The Underwriter may purchase such Shares only to cover over-allotments made in connection with this offering.

         Investors must pay for the Shares on the third business day following the date of the final Prospectus. Investors should consult their broker concerning the manner and method of payment. In addition, physical delivery of certificates representing Shares initially may be required to transfer ownership.

         In connection with the requirements for listing of the Shares on the NYSE, the Underwriter has undertaken to sell lots of 100 or more shares to a minimum of 2,000 beneficial owners in the United States. The minimum investment requirement is 100 Shares ($1,250).

         The Fund anticipates that from time to time the Underwriter may act as broker or dealer in connection with the execution of its portfolio transactions after it has ceased to be an Underwriter and, subject to certain restrictions, may act as broker while it is Underwriter.

         The Fund has agreed not to issue any additional Shares or other equity securities of the Fund for 180 days after the date of this Prospectus without the prior written consent of the Underwriter.

         The Fund has agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriter may be required to make in respect thereof.


                                 NET ASSET VALUE

         The net asset value of shares of the Fund will be determined no less frequently than weekly, on the last business day of each week and at such other times as the Fund's Board of Trustees may determine as of the close of regular trading on the NYSE by dividing the value of the total assets of the Fund, less all liabilities, by the total number of shares outstanding.

         An exchange-traded equity security (not subject to resale restrictions) is valued at its most recent sale price. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean"). If there are not bid and asked quotations, the security is valued at the most recent bid quotation. An unlisted equity security which is traded on the Nasdaq Stock Market or the Nasdaq National Market is valued at the most recent sale price. If there are no such sales, the security is valued at the high or "inside" bid quotation. The value of an equity security not quoted on the Nasdaq Stock Market or the Nasdaq National Market but traded in another over-the-counter market, is the most recent sale price. If there are no such sales, the security is valued at the Calculated Mean. If there is no Calculated Mean, the security is valued at the most recent bid quotation.

                               GENERAL INFORMATION

ACCOUNTANTS

            Ernst & Young is the independent accountants of the Fund.
Generally, the independent accountants will audit the financial statement and the financial highlights of the Fund, as well as provide reports to the Trustees.

LEGAL COUNSEL

         Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York,
New York 10022 is legal counsel of the Fund. In addition, Kramer Levin will provide counsel to the Board of Trustees of the Fund.

            Hunton & Williams, Riverfront Plaza, East Tower, 951 East Byrd Street, Richmond, Virginia 23219-4047 is legal counsel to the Underwriter.


                             ADDITIONAL INFORMATION

         The Fund has filed with the SEC a Registration Statement under the Securities Act with respect to the Shares offered hereby. This Prospectus does not contain all of the information set forth in the Registration Statement and its exhibits and schedules. For further information with respect to the Fund and the Shares offered hereby, reference is made to the Registration Statement, including the exhibits and schedules filed as part thereof. Statements contained in this Prospectus as to the contents of any contract or any other document are not necessarily complete, and, in each such instance, reference is hereby made to the copy of the contract or document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by this reference thereto. The Registration Statement, together with its exhibits and schedules, may be inspected without change at the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and the regional offices of the SEC located at 7 World Trade Center, Suite 1300, New York, New York 10048 and at 500 West Madison Street, Suite 1400 Chicago, Illinois 60661. Copies of all or any part of such materials may be obtained from any such office upon payment of the fees prescribed by the SEC. Such information may also be inspected and copied at the offices of the NYSE at 20 Broad Street, New York, New York 10005. The SEC maintains an internet site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the SEC.


                              FINANCIAL STATEMENTS

         Shareholders receive reports at least semi-annually showing the Fund's holdings and other information. In addition, shareholders receive financial statements examined by the Fund's independent accountants. [Insert Seed Capital Financial Statements]

NO DEALER, SALESPERSON OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR THE UNDERWRITER. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY TO ANY PERSON IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO, OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MAKE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY DATE SUBSEQUENT TO THE DATE HEREOF.

                                -----------------




                                TABLE OF CONTENTS
                                                                            PAGE
Prospectus Summary..........................................        4
Special Risk Conditions.....................................        6
Summary of the Fund's Expenses..............................        9
Investment Rationale........................................        9
The Fund and Its Objectives and Policies                           10
Risk Factors................................................       12
Management of the Fund......................................       14
Use of Proceeds.............................................       19
Portfolio Transactions and Brokerage                               20
Allocation of Investments...................................       20
Automatic Dividend Reinvestment and
  Cash Purchase Plan........................................       20
Purchase and Redemption of Shares
  Following Conversion to an Open-End
  Investment Company........................................       22
Shares of Beneficial Interest in the Fund...................       23
Taxes                                                              24
Underwriting................................................       31
Net Asset Value.............................................       32
General Information.........................................       32
Additional Information......................................       32
Financial Statements........................................       33


         Until _________, 1997 (25 days after the date of this Prospectus), all dealers effecting transactions in the Shares, whether or not participating in this distribution, may be required to deliver a Prospectus. This is in addition to the obligation of dealers to deliver a Prospectus when acting as Underwriter and with respect to their unsold allotments or subscriptions.



                               5,000,000 SHARES






                                  THE DESSAUER
                               GLOBAL EQUITY FUND




                                COMMON SHARES OF
                               BENEFICIAL INTEREST
                                -----------------













                                   PROSPECTUS








                           WHEAT FIRST BUTCHER SINGER










                                ___________, 1997













                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION


         The information required by Part B of Form N-2 has been incorporated into the Prospectus under Part A.

                            PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements.

                  In Part A:

                           None.

                  In Part B:

                           To be filed.

                  In Part C:

                           None.

         (b)      Exhibits.


         EX-99.2A          Certificate of Trust of Registrant  filed as
                           Exhibit 99.2A to  Registrant's  Registration
                           Statement  on Form N-2 filed  electronically
                           on   July   3,   1996   (accession    number
                           0000922423-96-000307)    and    incorporated
                           herein by reference.


         EX-99.2B   By-laws to be filed by pre-effective amendment.

         EX-99.2C   Not Applicable.

         EX-99.2D   To be filed by pre-effective amendment.

         EX-99.2E   To be filed by pre-effective amendment.

         EX-99.2F   Not Applicable

         EX-99.2G   To be filed by pre-effective amendment.

         EX-99.2H   To be filed by pre-effective amendment.

         EX-99.2I   Not Applicable

         EX-99.2J   To be filed by pre-effective amendment.

         EX-99.2K   To be filed by pre-effective amendment.

         EX-99.2L   To be filed by pre-effective amendment.

         EX-99.2M   Not Applicable.

         EX-99.2N   Opinion of Counsel is filed herewith.

         EX-99.2O   To be filed by pre-effective amendment.

         EX-99.2P   To be filed by pre-effective amendment.

         EX-99.2Q   Not Applicable

         EX-27. Financial Data Schedule to be filed by pre-effective amendment.

ITEM 25. MARKETING ARRANGEMENTS

                  None.

ITEM 26  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

         Registration Fees                                      $8,625.00
         Form N-8A                                               1,000.00
         Federal Taxes                                               *
         State Taxes and Fees                                        *
         Trustees' and Transfer Agents' Fees                         *
         Cost of Printing and Engraving                              *
         Rating Agency Fees                                          *
         Legal and Accounting Fees                                   *

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         None.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES


              Title of Class; Shares                   Number of Record Holders
             (no par value per share)                    as of  March 15, 1997


         THE DESSAUER GLOBAL EQUITY FUND                           0

ITEM 29. INDEMNIFICATION

         (a)      Subject to the exceptions and limitations contained in section
                   (b):

                  (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

                  (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

         (b)      No indemnification shall be provided hereunder to a Covered
                  Person:

                  (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

                  (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

         (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

         (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in section (a) may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         Dessauer Asset Management Company and its affiliates provide management services to the Registrant and individual client accounts. To the best of the Registrant's knowledge, the directors and officers of Dessauer Asset Management Company have not held at any time during the past two fiscal years or been engaged for their own account or in the capacity of director, officer, employee, partner or trustee in any other businesses, professions, vocations or employment.


         Guinness Flight Investment Management Limited and its affiliates provide management services to the Registrant, the Guinness Flight Investments Funds, off-shore funds and separate accounts.

To the best of the Registrant's knowledge, the directors and officers of Guinness Flight Investment Management Limited have not held at any time during the past two fiscal years or been engaged for their own account or in the capacity of director, officer, employee, partner or trustee in any other businesses, professions, vocations or employment.


ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

         The  accounts,  books or other  documents  required to be maintained by
Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by Investment Company Administration Corporation, 2025 East Financial Way, Suite 101, Glendora, CA 91741, except for those maintained by the Funds' Custodian.


ITEM 32. MANAGEMENT SERVICES

         Not applicable.


ITEM 33. UNDERTAKINGS

         (1) The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

         (2) The Registrant undertakes to file a post-effective amendment with certified financial statements showing the initial capital received before accepting subscriptions from more than 25 persons.

         (3) The Registrant undertakes that for the purpose of determining any liability under the 1933 Act,the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective.

         (4) The Registrant undertakes that for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

         (5) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto authorized, in the City of New York, and State of New York, on the 28th day of March, 1997.



                                       THE DESSAUER GLOBAL EQUITY FUND


                                       /s/ James J. Atkinson, Jr.
                                       ---------------------------------------
                                       By:  James J. Atkinson, Jr.,  President




         Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



Signature                            Title                    Date
---------                            -----                    ----


/s/Susan J. Penry-Williams           Trustee                  March 28, 1997

    Susan J. Penry-Williams


/s/Louis S. Citron                   Trustee                  March 28, 1997

    Louis S. Citron

                                  EXHIBIT INDEX


EX-99.2N                   Opinion of Counsel